PENSION PLANS - Net Periodic Benefit Cost Components, Pension Plans (Detail) (Pension plans, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Pension plans
Defined Benefit Plan, Net Periodic Benefit Cost [Abstract]
Interest cost	$ 20,127	$ 21,829	$ 24,398
Expected return on plan assets	(19,873)	(20,745)	(20,409)
Amortization of prior service credits	0	0	593
Settlement loss	393	158	137
Actuarial loss	40,824	59,692	1,138
Total net periodic benefit cost	$ 41,471	$ 60,934	$ 5,857